UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


 Date of report (Date of earliest event reported)  March 6, 2006
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                                EMCOR Group, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                            11-2125338
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(Commission File Number)                   (I.R.S. Employer Identification No.)



                 301 Merritt Seven, Norwalk, CT     06851
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           (Address of Principal Executive Offices)(Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

-    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     On March 6, 2006, the Compensation and Personnel Committee (the "Committee") of the Board of Directors of EMCOR Group, Inc. (the "Company") took the following actions with respect to the compensation of the Company's executive officers:

     1.Established 2006 annual base salary compensation as follows: Frank T. MacInnis, Chairman of the Board and Chief Executive Officer, $870,000; Tony J. Guzzi, President and Chief Operating Officer, $600,00; Sheldon I. Cammaker, Executive Vice President and General Counsel, $445,000; Leicle E. Chesser, Executive Vice President and Chief Financial Officer, $450,000; and R. Kevin Matz, Senior Vice President-Shared Services, $360,000., and Mark A. Pompa, Senior Vice President-Chief Accounting Officer and Treasurer, $375,000.(A)

     2.Awarded bonuses in respect of 2005 as follows: Frank T. MacInnis, Chairman of the Board and Chief Executive Officer, $1,680,000; Tony J. Guzzi, President and Chief Operating Officer, $1,050,000; Sheldon I. Cammaker, Executive Vice President and General Counsel, $870,000; Leicle E. Chesser, Executive Vice President and Chief Financial Officer, $870,000; R. Kevin Matz, Senior Vice President-Shared Services, $700,000; and Mark A. Pompa, Senior Vice President-Chief Accounting Officer and Treasurer, $680,000. The annual bonus awards were determined based on the Company's achievement of certain performance targets set at the beginning of the 2005 fiscal year and the individual performance of the applicable named executive officer. Such annual bonus awards are payable 80% in cash and the balance in the form of phantom stock units under the Company's Incentive Plan for Senior Executive Officers of EMCOR Group, Inc. previously filed with the Securities and Exchange Commission on March 2, 2005 on a Form 8-K (the "Incentive Plan"). Pursuant to the terms of the Incentive Plan, the number of phantom stock units awarded to each executive officer is calculated (a) by dividing 20% of the dollar amount of his annual bonus award by the closing price of the Common Stock of the Company on March 6, 2006 and (b) multiplying the resulting number by 125%.

     3.The Company intends to provide additional information regarding the compensation awarded to named executive officers in respect of the Company's 2005 fiscal year in the Company's proxy statement for the 2006 annual meeting of stockholders.
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(A)  As required by the  Company's  Corporate  Governance  guidelines,  the 2006 annual base salary and 2005 bonus for Mr. MacInnis was also approved by the Company's independent directors, and the 2006 annual base salaries and 2005 bonuses for each of the other executive officers of the Company were reviewed by the independent directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EMCOR GROUP, INC.

Date:  March 6, 2006                              By:     /s/ R. Kevin Matz
                                                         ----------------------
                                                  Name:  R. Kevin Matz
                                                  Title: Senior Vice President-
                                                         Shared Services